                               PANORAMA SERIES FUND, INC.

                       Supplement dated November 11, 2002 to the
    Statement of Additional Information dated April 30, 2002, revised July 25, 2002

The Statement of Additional Information is changed as follows:

1.     The section titled "Additional  Information About the Fund-The Custodian" on page
58 is deleted and replaced with the following:

       The  Custodian.  JPMorgan  Chase  Bank is the  Custodian  of the  Portfolios'
       assets.   The   Custodian's   responsibilities   include   safeguarding   and
       controlling the Portfolios'  portfolio  securities,  collecting income on the portfolio  securities  and handling the  delivery of such  securities  to and from the  Portfolios.  It is the practice of the  Portfolios to deal with the
       Custodian  in  a  manner   uninfluenced  by  any  banking   relationship  the
       Custodian  may have with the  Manager  and its  affiliates.  The  Portfolios'
       cash  balances  with the custodian in excess of $100,000 are not protected by
       federal  deposit  insurance.   Those  uninsured  balances  at  times  may  be
       substantial.

2.       The Custodian Bank name and address on the back cover should be deleted and replaced with the following:

         JPMorgan Chase Bank
         4 Chase MetroTech Center
         Brooklyn, New York  11245

November 11, 2002                                                         PANPX017